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                 COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

     THIS COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (this "SECURITY AGREEMENT") is executed and effective as of the 1st day of August, 1997, by IWL COMMUNICATIONS, INC., a Texas corporation ("DEBTOR"), in favor of BANK ONE, TEXAS, N.A., a national banking association ("LENDER").

                             W I T N E S S E T H:

     WHEREAS, pursuant to that certain Credit Agreement (as modified from time to time, the "CREDIT AGREEMENT") dated as of August 1, 1997, by and between Lender and Debtor, as borrower, Lender has agreed to make the Advised Guidance Facility available to Debtor upon the terms and conditions set forth therein (unless otherwise defined herein, each term used herein with its initial letter capitalized shall have the meaning given to such term in the Credit Agreement); and

     WHEREAS, as a condition to and in consideration for the agreement of Lender to make monies available to Debtor and in order to provide collateral security for the Obligations, Lender has requested that Debtor, and Debtor has agreed to, enter into this Agreement pursuant to which Debtor will assign to Lender the Lease Collateral (as hereafter defined) and grant to Lender a first priority security interest in the Equipment Collateral (as hereafter defined).

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Debtor agrees with Lender as follows:

                                  ARTICLE I

                             ASSIGNMENT AND GRANT

     1.01. ASSIGNMENT AND GRANT OF SECURITY. Debtor (a) has ASSIGNED, TRANSFERRED and CONVEYED, and by these presents does hereby ASSIGN, TRANSFER and CONVEY unto Lender, the Lease Collateral (as set forth below) of Debtor, and all rights, titles and interests of Debtor therein, and (b) hereby GRANTS, PLEDGES AND ASSIGNS to Lender a security interest in the Equipment Collateral (as set forth below) of Debtor, and all rights, titles and interests of Debtor therein, wherever located and whether now owned or hereafter acquired by Debtor or in which Debtor now has or at any time in the future may acquire any right, title or interest (the Lease Collateral and Equipment Collateral are collectively referred to herein as the "COLLATERAL"). The following assets of Debtor shall be included in the
Collateral:

     (i) All oral and written leases with, or other agreements for use made by, any person or entity more particularly described in SCHEDULE 2 attached hereto as such schedule may be amended or modified from time to time, and any and all amendments, extensions, renewals,

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modifications and replacements thereof pertaining to, any portion of the
Equipment, whether such leases or other agreements have been heretofore or are hereafter made or agreed to (such leases and other use agreements being collectively referred to herein as the "LEASES");

     (ii) The rents which are due or may hereafter become due pursuant to any of the Leases and any other payments in addition to rent made by or due from any and all lessees, or users under the Leases including, without limitation, security deposits and any monies, awards, damages or other payments made or due under the Leases (which rents and payments together with any and all other rents, issues and profits which may now or hereafter arise in connection with the ownership or operation of the Equipment are herein collectively referred to as the "RENTS"); it being intended that this granting clause shall constitute an absolute and present assignment of the Rents;

     (iii) All rights, powers, privileges, options and other benefits (collectively, "RIGHTS") of Debtor under the Leases, including, without limitation:

                  (A) The immediate and continuing right to receive and collect all rents, income, revenues, issues, profits, insurance proceeds, condemnation awards, monies and security deposits or the like;

                  (B) The right to make all waivers and agreements, including any waivers pertaining to the obligations of lessees;

                  (C) The right to give all notices, permissions, consents and releases;

                  (D) The right to take such action upon the happening of a default under the Leases (including the commencement, conduct and consummation of proceedings at law or in equity) as shall be permitted under any provisions of the Leases or by law;

                  (E) The right to do any and all other things whatsoever which Debtor is or may become entitled to do under the Leases including, without limitation, the right to cancel or alter leases;

                  (F) The right to exercise any option required or permitted under any of the Leases;

                  (G)    The right to execute new leases of the Equipment;
          and

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                  (H)    The rights, powers, privileges and other benefits
          of Debtor under any and all guaranties (the "GUARANTIES") of any of the Leases;

(the Leases, Rents and Rights being sometimes collectively referred to as the "LEASE COLLATERAL");

     (iv) all machinery, equipment, tools, apparatus, furniture and leasehold improvements, now owned or hereafter acquired by Debtor or in which Debtor now has or hereafter may acquire any right, title or interest which have been leased pursuant to any Lease and which have been purchased in whole or in part with the proceeds of the Advised Guidance Facility, and any and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto (collectively, the "EQUIPMENT").

     (v) all rights, claims and benefits of Debtor against any Person arising out of, relating to or in connection with the Equipment (the "EQUIPMENT RIGHTS"); and

     (vi) all accessions to, all substitutions for and replacements of, and all proceeds and products of any and all of the foregoing Equipment (including, without limitation, proceeds which constitute property of the types described in this SECTION 1.01) and, to the extent not otherwise included, all payments under insurance (whether or not Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Equipment (the "EQUIPMENT PROCEEDS") (the Equipment, Equipment Rights and Equipment Proceeds sometimes collectively referred to as the "EQUIPMENT COLLATERAL").

     1.02. DESCRIPTION OF OBLIGATIONS. This Agreement creates a security interest in the Collateral securing the payment and performance of the Obligations, which includes, without limitation, all obligations and indebtedness arising under or pursuant to the Credit Agreement, the AGF Notes and the other Loan Documents.

     1.03. DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of the Rights or Equipment Rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to correct or enforce any claim for payment assigned hereunder, make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Lease, account or other receivable (or any agreement giving rise thereto) or under any contract, to

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present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     1.04. DELIVERY OF SECURITY COLLATERAL. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto, including, without limitation, the original of each Lease set forth on SCHEDULE 2, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. After the occurrence of an Event of Default, Lender shall have the right, at any time in its discretion and without notice to Debtor, to transfer to or to register in the name of Lender or any of its nominees any or all of the Collateral.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

     2.01. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants, with respect to itself and the Collateral, as follows:

     (a) The chief place of business and chief executive office of Debtor and the office where Debtor keeps all of its records concerning the Leases and Equipment are located at the offices specified in SCHEDULE 1 hereto. To the best of Debtor's knowledge, the Equipment is located at the places specified by Debtor in writing to Lender from time to time.

     (b) Debtor is the legal and beneficial owner of all the Collateral free and clear of any lien or security interest, option or other charge or encumbrance except for the security interest created by this Agreement and the rights of the lessees under the Leases and inchoate tax liens, if any.
No effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender relating to this Agreement.

     (c) This Agreement and the pledge of the Lease Collateral pursuant hereto creates a valid first priority security interest in the Lease Collateral securing the payment of the Obligations, and upon filing of financing statements in accordance with the Uniform Commercial Code in effect in the State of Texas (the "UCC"), and any other necessary actions to perfect such security interest, such first priority security interest in such Lease Collateral will be duly perfected; and all filings and other actions necessary or desirable to perfect and protect such security interest and such priority have been duly taken (or will be taken).

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     (d)  No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the pledge by Debtor of the Collateral pledged by it hereunder, for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtor, (ii) as to the Lease Collateral, for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest) except for UCC filings or any other action required by the UCC or other applicable perfection statutes, or (iii) for the exercise by Lender of the Rights or Equipment Rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

     (e) Debtor has delivered to Lender all Leases that it has entered into covering Equipment which has been purchased with the proceeds of the Advised Guidance Facility, and SCHEDULE 2 is a true and correct list of all such Leases.

     (f) This Agreement constitutes a legal, valid and binding obligation of Debtor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     (g) The execution, delivery and performance of this Agreement will not violate any provision of any applicable law, rule, regulation or contractual obligations of Debtor and will not result in the creation or imposition of any lien on any of the properties or revenues of Debtor pursuant to any applicable law, rule, regulation or contractual obligations of Debtor, except as contemplated hereby and except as would not have a Material Adverse Effect.

     (h) No action, suit or proceeding of or before any court, arbitrator or any governmental body, agency or official is pending or, to the knowledge of Debtor, threatened by or against Debtor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

                                 ARTICLE III

                                  COVENANTS

     Debtor hereby covenants and agrees with respect to the Collateral now owned or hereafter acquired by Debtor as follows:

     3.01. FURTHER ASSURANCES. (a) Debtor will from time to time at its expense promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that Lender may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby, and the priority thereof,

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or to create or preserve the full benefits of this Agreement and the rights and powers of Lender herein granted, or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, upon written request by Lender, Debtor will (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as Lender may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby with respect to any and all the Collateral and
(ii) take all other actions which Lender reasonably requires to perfect Lender's security interest in the Equipment Collateral.

     (b) Debtor hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Debtor where and to the extent permitted by applicable law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where and to the extent permitted by applicable law.

     (c) Debtor will furnish to Lender from time to time, upon the written request of Lender, statements and schedules further identifying and describing the Collateral, and such other reports in connection with the Collateral, as Lender may reasonably request.

     (d) In addition to such other information as shall be specifically provided for herein, Debtor shall furnish to Lender such other information with respect to the Collateral as Lender may reasonably request from time to time in connection with the Collateral, or the protection, preservation, maintenance or enforcement of the security interest or the Collateral, including, without limitation, all documents and things in Debtor's possession, or subject to its demand for possession, related to the Collateral.

     3.02.     LEASES.

     (a) Unless otherwise stated herein, no Leases or Rents have been or will be assigned, or pledged.

     (b) No Rents have been or will be anticipated, waived, released, discounted, set off or compromised.

     (c) Debtor shall perform all of its obligations under the Leases and enforce the applicable lessee's obligations under the Leases.

     (d) Except as provided in the Credit Agreement, Debtor will not modify or amend any Lease without Lender's prior written consent.

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     (e)  Debtor will not terminate or consent to the cancellation or surrender of any Lease without Lender's prior written consent.

     (f) Debtor shall defend, at Debtor's expense, any proceeding pertaining to any Lease, including, if Lender so requests, any such proceeding to which Lender is a party.

     (g) Debtor shall not receive or collect Rents more than one (1) month in advance.

     3.03. TAXES. Debtor shall pay all taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral pledged by it hereunder as provided in the Credit Agreement.

     3.04. INSURANCE. Debtor will, at its own expense, maintain, or cause to be maintained, insurance on the Collateral as provided in the Credit Agreement, with Lender being named as loss payee and additional insured on all insurance policies which pertain to the Collateral. If Debtor fails to perform or observe any applicable covenants as to insurance on any of such Collateral, Lender may at its own option obtain insurance on such Collateral, and any premium therefor paid by Lender shall become part of the Obligations and shall bear interest prior to the occurrence of an Event of Default at the interest rate then applicable under the related AGF Note, and after the occurrence of an Event of Default, at the Default Rate. In the event Lender maintains such substitute insurance, the additional premium for such insurance shall be due on demand and payable by Debtor to Lender in accordance with any notice delivered to Debtor by Lender. Debtor hereby grants Lender a security interest in any refunds of unearned premiums in connection with any cancellation, adjustment or termination of any policy of insurance required by Lender and in all proceeds of such insurance and hereby appoints Lender its attorney-in-fact to, after the occurrence and during the continuance of an Event of Default, endorse any check or draft that may be payable to Debtor in order to collect such refunds or proceeds. Any such sums collected by Lender shall be credited, except to the extent applied to the purchase by Lender of similar insurance, to any amounts then owing on the Obligations.

                                  ARTICLE IV

                         RIGHTS AND POWERS OF LENDER

     4.01. LENDER MAY PERFORM. If Debtor fails to perform any agreement contained herein, Lender may, after the occurrence of an Event of Default, itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Debtor as provided in SECTION 4.05.

     4.02. LIMITATION ON LENDER'S DUTIES. The powers conferred on Lender hereunder are solely to protect the interests of Lender in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall not have any duty as to any of the Collateral,

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as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, options or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in the possession of Lender if such Collateral is accorded treatment substantially equal to that which Lender accords its own property. Lender shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Lender, and Lender shall not be required or obligated, to (a) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) notify Debtor of any decline in the value of any Collateral. Lender shall not, nor shall any of its respective directors, officers, employees or agents be, liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Debtor or otherwise.

     4.03.     LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

     (a) POWERS. Debtor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, after the occurrence of an Event of Default (but not prior thereto), for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, Debtor hereby gives Lender after the occurrence and during the continuance of an Event of Default the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

          (1) in the case of any Collateral, in the name of Debtor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under, or with respect to, any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due or with respect to such Collateral whenever payable;

          (2) to pay or discharge taxes and liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (3) (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Lender or as Lender shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) to sign and indorse any invoices, freight

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     or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (vi) to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and
     (vii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Debtor's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and the liens of Lender thereon and to effect the intent of this Agreement, all as fully and effectively as Debtor might do.

This power of attorney is power coupled with an interest and shall be irrevocable until (i) the Obligations shall have been paid in full and the Advised Guidance Facility terminated or (ii) this Agreement shall have been terminated.

     (b) OTHER POWERS. Debtor also authorizes Lender after the occurrence of and during the continuance of an Event of Default, at any time and from time to time, to execute, in connection with any sale provided for in SECTION 4.04, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     (c) NO DUTY ON THE PART OF LENDER. The powers conferred on Lender hereunder are solely to protect the interests of Lender in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct, IT BEING THE INTENT OF THE PARTIES HERETO THAT LENDER SHALL NOT BE ACCOUNTABLE FOR ITS OWN NEGLIGENCE (WHETHER SOLE, CONTRIBUTORY, COMPARATIVE OR OTHERWISE).

     4.04. REMEDIES. The occurrence of an Event of Default under the Credit Agreement shall constitute a default of this Agreement. If an Event of Default shall occur and be continuing, Lender may exercise, in addition to all other rights and remedies granted to Lender in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Debtor or any other Person (all and each of which demands,

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offenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor, which right or equity is hereby waived and released. Debtor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at Debtor's premises or elsewhere. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands it may acquire against Lender arising out of the exercise of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by Lender to collect such deficiency.

     4.05. INDEMNITY AND EXPENSES. (a) Debtor agrees to indemnify Lender from and against any and all claims, damages, losses, liabilities, costs and expenses of any kind (including reasonable attorneys' fees) arising out of or resulting from this Agreement or the security interest granted herein, or any of the Collateral (including, without limitation, enforcement of this Agreement), EXPRESSLY INCLUDING SUCH CLAIMS, LOSSES OR LIABILITIES ARISING OUT OF THE MERE NEGLIGENCE OF LENDER (WHETHER SOLE, CONTRIBUTORY, COMPARATIVE, OR OTHERWISE), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of Lender.

     (b) Debtor will upon demand pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender or, as to the matters described in clauses (iii) or (iv) below, Lender may incur in connection with
(i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder or (iv) the failure by Debtor to perform or observe any of the provisions hereof. Any such amounts so made shall be a part

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of the Obligation, shall be payable upon demand, and if not paid upon demand shall bear interest at the Default Rate.

                                  ARTICLE V

                                MISCELLANEOUS

     5.01. CUMULATIVE RIGHTS. All Rights and Equipment Rights of Lender under the Loan Documents are cumulative of each other and of every other Right which Lender may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations. The exercise of one or more Rights or Equipment Rights shall not prejudice or impair the concurrent or subsequent exercise of other Rights or Equipment Rights.

     5.02. MODIFICATIONS; AMENDMENTS; SCHEDULES; ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Upon the submission by Debtor of each Request for Advance in connection with the Advised Guidance Facility, Debtor shall attach to each such Request for Advance a replacement schedule for SCHEDULE 2, in form and substance satisfactory to Lender, listing each new Lease and the lessee thereunder, and Debtor shall file any amendments to and additional financing statements as Lender may require to preserve and perfect a first priority security interest in the Collateral.

     5.03. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the later of (i) the final payment in full of the Obligations and all amounts payable under this Agreement and (ii) the expiration or termination of the obligations of Lender to extend credit to Debtor. Upon any such termination, Lender will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     5.04. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. UNLESS OTHERWISE

COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT                           Page 11

DEFINED HEREIN OR IN THE CREDIT AGREEMENT, TERMS USED IN ARTICLE 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED.

     5.05. WAIVER OF JURY TRIAL. DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

     5.06.     RIGHT TO USE AGENT.   Lender may exercise its Rights or
Equipment Rights under or with respect to this Agreement through an agent, representative, attorney or other designee.

     5.07. WAIVERS OF RIGHTS INHIBITING ENFORCEMENT. Debtor waives (a) any claim that a public sale, in and of itself, of all or any part of the Collateral is not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUCH RIGHT THAT DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE WITH RESPECT TO THE ENFORCEMENT OF LENDER'S AND ALL OTHER RIGHTS HEREUNDER and (c) all rights of redemption, appraisal or valuation.

     5.8. NOTICES AND DELIVERIES.

     (a) MANNER OF DELIVERY. All notices, communications and materials to be given or delivered pursuant to this Agreement shall be delivered in accordance with SECTION 9.1 of the Credit Agreement.

     5.9. ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

     5.10. SUCCESSORS AND ASSIGNS. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as and to the extent provided in the Credit Agreement.

     5.11. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws during the term hereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or


COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT                           Page 12
unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

     5.12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.




COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT                           Page 13

     IN WITNESS WHEREOF, Debtor and Lender have duly executed and delivered this Agreement effective as of the date first above written.

Address of Debtor:                 DEBTOR:

12000 Aerospace Avenue             IWL COMMUNICATIONS, INC., a Texas
Suite 200                          corporation
Houston, Texas 77034
Attn: Chief Financial Officer      By:     /s/ Richard H. Roberson
                                      ---------------------------------
                                   Name:      Richard H. Roberson
                                        -------------------------------
                                   Title:             CFO
                                         ------------------------------


Address of Lender:                 LENDER:

                                   BANK ONE, TEXAS, N.A., a
1717 Main Street, 3rd Floor        national banking association
Dallas, Texas  75201
Attention: Mr. Mark Wade           By:         /s/ Mark Wade
                                      ---------------------------------
                                   Name:          Mark Wade
                                        -------------------------------
                                   Title:      Vice President
                                         ------------------------------



COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT                           Page 14

                                  SCHEDULE 1

                             Collateral Locations


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1.   Chief Place of Business and Executive Office of Debtor:









SCHEDULE 1                                                              Page 1
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                                  SCHEDULE 2

                                   Leases


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SCHEDULE 2                                                              Page 1